UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 22, 2016

Tumi Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35495	04-3799139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Durham Avenue South Plainfield, NJ		07080
(Address of principal executive offices)		(Zip Code)
(908) 756-4400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
The waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976 (as amended) (the "HSR Act") with regard to the previously announced acquisition of Tumi Holdings, Inc. (the "Company") by Samsonite International S.A. ("Samsonite") in a merger (the "Merger") pursuant to an Agreement and Plan of Merger, dated as of March 3, 2016, by and among the Company, Samsonite and PTL Acquisition Inc., an indirect wholly owned subsidiary of Samsonite, expired on April 22, 2016.
The expiration of the waiting period under the HSR Act, together with the unconditional clearance for the Merger provided by the Federal Cartel Office of Germany on April 13, 2016, satisfies one of the conditions to the closing of the Merger, which remains subject to the receipt of approvals by Samsonite and Tumi shareholders and the satisfaction of other customary closing conditions.
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Forward-Looking Statements
This document contains statements that are forward-looking. Forward-looking statements include the statements identified as forward-looking in Tumi's press release announcing its most recent quarterly earnings, as well as any statement that is not based on historical fact, including statements containing the words "believes," "may," "plans," "will," "could," "should," "estimates," "continues," "anticipates," "intends," "expects" and similar expressions. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by us or any other person that the results expressed therein will be achieved. Tumi assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.  Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in Tumi's March 3, 2016 merger agreement with Samsonite, the press release announcing its most recent quarterly earnings, as well as other factors described in Tumi’s Annual Report on Form 10-K for the year ended December 31, 2015 under the heading “Risk Factors,” as updated from time to time by Tumi’s Quarterly Reports on Form 10-Q and other documents of Tumi on file or in the proxy statement on Schedule 14A that will be filed with the Securities and Exchange Commission (the "SEC") by Tumi.
Additional Information
This communication is not a solicitation of a proxy from any stockholder of Tumi. In connection with the proposed transaction, Tumi will mail a definitive proxy statement to its stockholders, a preliminary version of which has been filed with the SEC on Schedule 14A.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the proxy statement, as well as other filings containing information about Tumi free of charge, at the website maintained by the SEC at www.sec.gov and at Tumi's website at www.tumi.com/s/investor-relations. In addition, the proxy statement and other documents filed by Tumi with the SEC (when available) may be obtained from Tumi free of charge by directing a request to parker.schram@icrinc.com.
The directors and executive officers of Tumi and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Tumi’s directors and executive officers is available in its proxy statement on Schedule 14A filed with the SEC on March 24, 2015. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and their respective interests will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUMI HOLDINGS, INC.

Dated:	April 25, 2016	By:	/s/ Peter L. Gray
			Name:	Peter L. Gray
			Title:	Executive Vice President and General Counsel